Exhibit 10.7

SEVENTH AMENDMENT

to the

COMPOSITE LEASE AGREEMENT

By and Between

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

and

FEDERAL EXPRESS CORPORATION

Effective as of April 1, 2016

SEVENTH AMENDMENT TO THE COMPOSITE LEASE AGREEMENT

This SEVENTH Amendment is made and entered into as of the 1st day of June 2016, by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein referred to as “Authority”), a body politic and corporate, organized and existing under the laws of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein referred to as “Tenant”), a corporation duly organized and existing under the laws of the State of Delaware.

W I T N E S S E T H:

WHEREAS Authority and Tenant executed an instrument entitled “Composite Lease Agreement” with an effective date of January 1, 2007 (that instrument, as previously amended by First Amendment to the Composite Lease Agreement intended to be effective as of September 1, 2008; by Second Amendment to the Composite Lease Agreement intended to be effective as of June 1, 2009; by Third Amendment to the Composite Lease Agreement intended to be effective as of July 1, 2009; by Fourth Amendment to the Composite Lease Agreement intended to be effective as of December 15, 2011; by Fifth Amendment to the Composite Lease Agreement intended to be effective as of January 1, 2013; by Sixth Amendment to the Composite Lease Agreement intended to be effective as of July 1, 2014; collectively referred to herein as the “Composite Lease Agreement”);

WHEREAS Authority and Tenant intended the Composite Lease Agreement to represent each of 23 separate lease agreements between the parties (later increased to 26) and showed the differences among the 23 (later 26 leases) by attaching to the Composite Lease Agreement as Exhibit A, a schedule that identified each parcel of real property Authority leased to Tenant, the portion of the Term (as defined in the Composite Lease Agreement) during which the lease of each parcel will be in effect, and the rent that Tenant pays to Authority for each parcel; and

WHEREAS the parties entered into a Special Facility Ground Lease Agreement dated July 1, 1993, and as amended by First Amendment dated September 1, 2008, and a Special Facility Lease Agreement dated July 1, 1993, in conjunction with the issuance of Special Facilities Revenue Bonds, Series 1993 (“Series 1993 Bonds”), to finance the construction, installation, renovation, and remodeling of the building known as the Corporate Hangar and the buildings known as Hangars 11 and 12; and

2

WHEREAS the Series 1993 Bonds will be paid in full and retired on or before the effective date of this SEVENTH Amendment, and the Special Facility Ground Lease Agreement and the Special Facility Lease Agreement will terminate upon retirement of the Series 1993 Bonds; and

WHEREAS the parties wish to amend the Composite Lease Agreement to add a parcel of land to be used for but not limited to parking effective as of April 1, 2016.

NOW, THEREFORE, for and in consideration of the promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree as follows:

SECTION 1. Definitions. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this SEVENTH Amendment that are defined in the Composite Lease Agreement, the Special Facility Ground Lease Agreement and the Special Facility Lease Agreement shall have the respective meanings given to them in each agreement for all purposes of this SEVENTH Amendment.

SECTION 2. Modification of Composite Lease and Applicable Rent. The parties amend the Composite Lease Agreement to reflect the addition of Parcel 29, as described in the attached description, and all improvements constructed on Parcel 29 prior to the effective date of this Amendment which is approximately 29,174 square feet, the parties incorporate the attached descriptions of Parcel 29, to be part of Exhibit “A” to the Composite Lease Agreement and the parties substitute the table attached to this Amendment for the table included as part of Exhibit “A” to the Composite Lease Agreement. The substitution of that table will accomplish the following:

(a) Effective as of April 1, 2016 the annual rent will be increased by an amount equal to the product achieved by multiplying the combined area of the improved land (i.e., 29,174 square feet) by $ 0.2077 per square foot of additional area footprint.

(b) The rent, as adjusted in accordance with the foregoing, will continue to be subject to adjustment in accordance with the terms of Section 2.03(a)(i) of the Composite Lease Agreement

SECTION 3. Remainder of Composite Lease in Effect. All other terms, provisions, conditions, covenants and agreements of the Composite Lease shall continue in full force and effect.

SECTION 4. Effective Dates of this SEVENTH Amendment. This SEVENTH Amendment shall become effective as of April 1, 2016.

3

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this SEVENTH Amendment to the Composite Lease Agreement.

MEMPHIS-SHELBY COUNTY		FEDERAL EXPRESS CORPORATION
AIRPORT AUTHORITY

/s/ Scott A. Brockman
By:	Scott A Brockman	By:	/s/ Wiley Johnson, Jr.
Scott A. Brockman, A.A.E.
President and CEO		Title:	Managing Director, Real Estate and Airport Development

Date:

Approved as to Content

By:	/s/ Forrest B. Artz
Forrest B. Artz, Vice President of Finance and Administration & CFO

Approved as to Form and Legality:

By:	/s/ Brian Kuhn
Brian Kuhn, General Counsel

4

[DIAGRAM]

Description of Lease Parcel

Description of a ground lease area being a portion of the Memphis-Shelby County Airport Authority Property as recorded in Special Warranty Deed F5-5925, Parcel 1, said ground lease area being located south of Democrat Road and west of the former T.A.N.G. property and more particularly described by metes and bounds as follows:

BEGINNING at the northwest corner of the former T.A.N.G. Supplemental Agreement No. 5, said northwest corner being located in the south right-of-way line of Democrat Road (100’ right-of-way, 60’ from centerline) and being located South 89 degrees 11 minutes 03 seconds East, a distance of 1362.75 feet along the south right-of-way line of Democrat Road from a right-of-way corner in which the rightof-way of Democrat Road changes from a 200 foot right-of-way to a 100 foot right-of-way, said right of way corner being N00°40’37”E, 39.20’ from a found right-of-way concrete marker; thence departing from said south right-of-way line of Democrat Road and with a portion of the west line of said former T.A.N.G. Supplemental Agreement No. 5, South 02 degrees 17 minutes 08 seconds West a distance of 322.96 feet to the most northerly northeast corner of Lease Parcel 4; thence with a portion of the north line of said Parcel 4, South 66 degrees 23 minutes 23 seconds West a distance of 89.62 feet to a point; thence departing from said north line, North 00 degrees 50 minutes 00 seconds East a distance 359.92 feet to a point on said south right-of-way line of Democrat Road; thence with a portion of said south right-of-way line, South 89 degrees 11 minutes 03 seconds East a distance of 89.77 feet to the TRUE POINT OF BEGINNING and containing 29,174 square feet or 0.67 acres, more or less.

APPROVED:

            MSCAA

            FEDEX

	A	B	C	D	F		G	H	P	Q	R	S	T	U	V	W		X	Y	Z	AA	AB	AC	AD	AE	AF	AG
1	EXHIBIT A to the Composite Lease Agreement as amended by the Sixth Amendment dated July 1, 2014
2									2011			2012			2013					2014			2015-17			2018
3		FEDEX						EFFECTIVE
4	PARCEL	LEASE			EFFECTIVE		SQUARE	DATE	EFFECTIVE DECEMBER 2011	EFFECTIVE SEPTEMBER 2012					EFFECTIVE July 1, 2013					EFFECTIVE July 1, 2014			Effective April 1, 2015- December 31, 2017			EFFECTIVE July 1, 2018
5	NUMBER	NUMBER	SUPPLEMENTAL	USE OR LOCATION	DATE		FEET	RATE	RATES	MONTHLY	ANNUAL	RATES	MONTHLY	ANNUAL	ESCALATION (3)	RATES		MONTHLY	ANNUAL	RATES	MONTHLY	ANNUAL	RATES	MONTHLY	ANNUAL	ESCALATION (3)
6	1	07-0958	N/A	TAXIWAY N	2/1/2009		100,035	$0.1906	$0.1906	$1,588.89	$19,066.67	$0.1906	$1,588.89	$19,066.67	CPI OR 13%	$0.2077		$1,731.41	$20,776.95	$0.2077	$1,731.41	$20,776.95				CPI OR 13%
7
8	2	07-0959	SUPPLEMENTAL 26	AMR FACILITIES/ LANDLOCKED PARCELS	1/1/2007		1,082,446	Varies (1)	Varies (1)	$28,533.41	$342,400.87	Varies (1)	$28,533.41	$342,400.87	CPI OR 13%	Varies (1)		$31,092.85	$373,114.23	Varies (1)	$31,092.85	$373,114.23				CPI OR 13%
9			N/A 5th Amendment to Composite Lease	UNIMPROVED GROUND	11/1/2013	(9)	44,344	$0.2077	N/A	N/A	N/A	N/A	N/A	N/A	CPI OR 13%	0.2077	(9)	N/A	N/A	$0.2077	$767.52	$9,210.25				CPI OR 13%
10
11	3	07-0960	SUPPLEMENTALS	WEST RAMP
12			18, 19, 20, 21, 22 & 23	UNIMPROVED GROUND	1/1/2007		3,111,647	$0.1525	$0.1906	$49,423.33	$593,079.92	$0.1906	$49,423.33	$593,079.92	CPI OR 13%	$0.2077		$53,856.60	$646,279.19	$0.2077	$53,856.60	$646,279.19				CPI OR 13%
13			22, 24 & 25	UNIMPROVED GROUND	1/1/2007		914,283	$0.1525	$0.1906	$14,521.86	$174,262.34	$0.1906	$14,521.86	$174,262.34	CPI OR 13%	$0.2077		$15,824.47	$189,893.67	$0.2077	$15,824.47	$189,893.67				CPI OR 13%
14			N/A 5th Amendment to Composite Lease	UNIMPROVED GROUND	11/1/2013	(9)	2,744	$0.2077	N/A	N/A	N/A	N/A	N/A	N/A	CPI OR 13%	N/A		N/A	N/A	$0.2077	$47.49	$569.92				CPI OR 13%
15
16	4	07-0961	N/A	TAXIWAY C	2/1/2009		731,098	$0.2400	$0.2400	$14,621.96	$175,463.52	$0.2400	$14,621.96	$175,463.52	CPI OR 13%	$0.2615		$15,933.55	$191,202.60	$0.2615	$15,933.55	$191,202.60				CPI OR 13%
17
18	5	07-0962	SUPPLEMENTAL 13	UNIMPROVED APRON/ GRACELAND RAMP	1/1/2007		515,496	$0.1525	$0.1906	$8,187.79	$98,253.48	$0.1906	$8,187.79	$98,253.48	CPI OR 13%	$0.2077		$8,922.24	$107,066.88	$0.2077	$8,922.24	$107,066.88				CPI OR 13%
19			SUPPLEMENTAL 17	UNIMPROVED APRON/ SIERRA RAMP	1/1/2007			$0.1525							CPI OR 13%											CPI OR 13%
20
21	6	07-0963	AGREEMENT #92-0833	IRS/AOD	1/1/2007		2,248,286	N/A (6)	N/A (6)	$125,000.00	$1,500,000.00	N/A (6)	$125,000.00	$1,500,000.00	15% (7)	N/A (6)		$143,750.00	$1,725,000.00	N/A (6)	$143,750.00	$1,725,000.00				CPI OR 13%
22
23	7	07-0964	SOUTHWIDE #90-0242	GRAEBER ASSIGNMENT	1/1/2007		427,030	N/A (6)	N/A (6)	$2,506.15	$30,073.80	N/A (6)	$2,506.15	$30,073.80	CPI OR 13%	N/A (6)		$2,730.95	$32,771.42	N/A (6)	$2,730.95	$32,771.42				CPI OR 13%
24
25	8	07-0965	SOUTHWIDE ASGMT. #80-0223	EQUITABLE LIFE	1/1/2007		451,370	N/A (6)	N/A (6)	$2,340.16	$28,081.92	N/A (6)	$2,340.16	$28,081.92	CPI OR 13%	N/A (6)		$2,550.07	$30,600.87	N/A (6)	$2,550.07	$30,600.87				CPI OR 13%
26
27	9	07-0966	SUPPLEMENTAL 15 (INTERNATIONAL PARK)	FEDEX PARKING - TCHULAHOMA	1/1/2007		833,458	$0.2673	$0.2673	$18,565.28	$222,783.32	$0.2673	$18,565.28	$222,783.32	CPI OR 13%	$0.2913		$20,230.58	$242,766.99	$0.2913	$20,230.58	$242,766.99				CPI OR 13%

28
29	10	07-0967	SUPPLEMENTAL 16 (INTERNATIONAL PARK)	FEDEX CONSTRUCTION STORAGE AREA	1/1/2007	(2)	140,617	$0.2673	$0.2673	$3,132.24	$37,586.92	$0.2673	$3,132.24	$37,586.92	CPI OR 13%	$0.2913	$3,413.21	$40,958.47	$0.2913	$3,413.21	$40,958.47	CPI OR 13%
30
31	11	07-0968	SUPPLEMENTAL 13	UNIMPROVED GROUND/GSE STORAGE	1/1/2007		187,217	$0.1525	$0.1906	$2,973.63	$35,683.56	$0.1906	$2,973.63	$35,683.56	CPI OR 13%	$0.2077	$3,240.36	$38,884.38	$0.2077	$3,240.36	$38,884.38	CPI OR 13%
32
33	12	07-0969	SUPPLEMENTAL 27	A-380 GSE STORAGE	12/01/07		187,618	$0.1525	$0.1525	$2,384.31	$28,611.75	$0.1525	$2,384.31	$28,611.75	CPI OR 13%	$0.1662	$2,598.18	$31,178.22	$0.1662	$2,598.18	$31,178.22	CPI OR 13%
34
35	13	07-0970	SUPPLEMENTAL 23	A-380 RAMP	1/1/2007		1,897,879	$0.1220	$0.1220	$19,295.10	$231,541.24	$0.1220	$19,295.10	$231,541.24	CPI OR 13%	$0.1329	$21,025.87	$252,310.49	$0.1329	$21,025.87	$252,310.49	CPI OR 13%
36			SUPPLEMENTAL 25	A-380 GSE RAMP	1/1/2007		319,113	$0.1525	$0.1906	$5,068.58	$60,822.94	$0.1906	$5,068.58	$60,822.94	CPI OR 13%	$0.2077	$5,523.23	$66,278.76	$0.2077	$5,523.23	$66,278.76	CPI OR 13%
37
38	14	07-0971	SUPPLEMENTAL 14	UNIMPROVED APRON/DE-ICING EQUIPMENT STORAGE	1/1/2007		428,616	$0.1525	$0.1906	$6,807.85	$81,694.21	$0.1906	$6,807.85	$81,694.21	CPI OR 13%	$0.2077	$7,418.52	$89,022.18	$0.2077	$7,418.52	$89,022.18	CPI OR 13%
39
40	15	07-0972	N/A	SPRANKLE ROAD	1/1/2007		200,695	$0.0000	$0.0000	$0.00	$0.00	$0.0000	$0.0000	$0.0000	N/A	$0.0000	$0.0000	$0.0000	$0.0000	$0.0000	$0.0000	N/A
41	16	07-0973	N/A	REPUBLIC ROAD	1/1/2007		113,179	$0.0000	$0.0000	$0.00	$0.00	$0.0000	$0.0000	$0.0000	N/A	$0.0000	$0.0000	$0.0000	$0.0000	$0.0000	$0.0000	N/A
42
43	17	07-0974	SUPPLEMENTALS
44			1 Parcel 1, 2, 3, 4, 6 & 9 (UNIMP GROUND)		1/1/2007		1,662,877	$0.1525	$0.1906	$26,412.03	$316,944.36	$0.1906	$26,412.03	$316,944.36	CPI OR 13%	$0.2077	$28,781.19	$345,374.26	$0.2077	$28,781.19	$345,374.26	CPI OR 13%
45			1 Parcel 1, 2, 7, 9 (IMP APRON)		1/1/2007		1,908,290	$0.1906	$0.2383	$37,895.46	$454,745.51	$0.2383	$37,895.46	$454,745.51	CPI OR 13%	$0.2597	$41,294.68	$495,536.18	$0.2597	$41,294.68	$495,536.18	CPI OR 13%
46			Parcel 5 (INTERNATIONAL PARK)		1/1/2007		24,000	$0.2673	$0.3341	$668.25	$8,019.00	$0.3341	$668.25	$8,019.00	CPI OR 13%	$0.3641	$728.14	$8,737.65	$0.3641	$728.14	$8,737.65	CPI OR 13%
47			1 Parcel 8 (INTERNATIONAL PARK)	FUEL TANKS	1/1/2007		247,254	$0.2673	$0.3341	$6,884.48	$82,613.74	$0.3341	$6,884.48	$82,613.74	CPI OR 13%	$0.3641	$7,501.45	$90,017.46	$0.3641	$7,501.45	$90,017.46	CPI OR 13%
48			1 & 8 Parcel 12 (INETRNATIONAL PARK)	ARTC TRAINING BUILDING	1/1/2007		117,915	$0.2673	$0.3341	$3,283.20	$39,398.35	$0.3341	$3,283.20	$39,398.35	CPI OR 13%	$0.3641	$3,577.43	$42,929.17	$0.3641	$3,577.43	$42,929.17	CPI OR 13%
49			1 & 8 Parcel 11 (INTERNATIONAL PARK)	GAS STATION	1/1/2007		45,359	$0.2673	$0.3341	$1,262.96	$15,155.58	$0.3341	$1,262.96	$15,155.58	CPI OR 13%	$0.3641	$1,376.15	$16,513.80	$0.3641	$1,376.15	$16,513.80	CPI OR 13%
50			8 Parcel 9 (INTERNATIONAL PARK)	SOUTH RAMP, COURTYARD, SOUTHGATES	1/1/2007		1,586,172	$0.2673	$0.3341	$44,164.98	$529,979.72	$0.3341	$44,164.98	$529,979.72	CPI OR 13%	$0.3641	$48,122.97	$577,475.69	$0.3641	$48,122.97	$577,475.69	CPI OR 13%
51			Parcel 10 (INTERNATIONAL PARK)	SOUTHEASTERN RAMP, NORTH SECONDARY,	1/1/2007		70,200	$0.2673	$0.3341	$1,954.63	$23,455.58	$0.3341	$1,954.63	$23,455.58	CPI OR 13%	$0.3641	$2,129.80	$25,557.63	$0.3641	$2,129.80	$25,557.63	CPI OR 13%
52			Parcel 17 (INTERNATIONAL PARK)	NORTH INPUT, PRIMARY SORT,	1/1/2007		4,333,659	$0.2673	$0.3341	$120,665.32	$1,447,983.81	$0.3341	$120,665.32	$1,447,983.81	CPI OR 13%	$0.3641	$131,479.16	$1,577,749.90	$0.3641	$131,479.16	$1,577,749.90	CPI OR 13%
53				SMALL PACKAGE SORT SYSTEM,
54				INTERNATIONAL INPUT, HEAVY WEIGHT, EAST RAMP
55				TAB-LINE MAINTENANCE	1/1/2007		556,334	$0.2673	$0.3341	$15,490.42	$185,885.10	$0.3341	$15,490.42	$185,885.10	CPI OR 13%	$0.3641	$16,878.65	$202,543.84	$0.3041	$14,099.88	$169,198.54	CPI OR 13%
56			10 Parcel 27A (IMP APRON)	PARCEL 27A	1/1/2007		487,512	$0.1906	$0.2383	$9,681.18	$116,174.11	$0.2383	$9,681.18	$116,174.11	CPI OR 13%	$0.2597	$10,549.58	$126,594.93	$0.2597	$10,549.58	$126,594.93	CPI OR 13%
57			11 Parcel A & B West (UNIMP GROUND)	NORTH RAMP	1/1/2007		527,676	$0.1525	$0.1906	$8,381.25	$100,575.05	$0.1906	$8,381.25	$100,575.05	CPI OR 13%	$0.2077	$9,133.05	$109,596.63	$0.2077	$9,133.05	$109,596.63	CPI OR 13%

58			5 Parcel 16 (INTERNATIONAL PARK)		1/1/2007		796,312	$0.2673	$0.3341	$22,172.31	$266,067.75	$0.3341	$22,172.31	$266,067.75	CPI OR 13%	$0.3641	$24,159.36	$289,912.33	$0.3641	$24,159.36	$289,912.33				CPI OR 13%
59			23	GRAEBER ASSIGNMENT/TRUCKING OPERATION	1/1/2007		261,460	$0.1029	$0.1286	$2,802.53	$33,630.32	$0.1286	$2,802.53	$33,630.32	CPI OR 13%	$0.1401	$3,053.32	$36,639.83	$0.1401	$3,053.32	$36,639.83				CPI OR 13%
60			SUPPLEMENTAL 9 (INTERNATIONAL PARK)	PARKING AREA	1/1/2007		18,933	$0.2673	$0.3341	$527.17	$6,325.99	$0.3341	$527.17	$6,325.99	CPI OR 13%	$0.3641	$574.41	$6,892.91	$0.3641	$574.41	$6,892.91				CPI OR 13%
61
62	18	07-0975	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	DC-10 HANGAR (LAND)	1/1/2007		552,730	$0.2673	$0.2673	$12,312.06	$147,744.73	$0.2673	$12,312.06	$147,744.73	CPI OR 13%	$0.2913	$13,416.45	$160,997.43	$0.2913	$13,416.45	$160,997.43				CPI OR 13%
63	18A	07-0976	BUILDING HAVING AN AREA OF 72,378 SQ FT & OTHER IMPROVEMENTS	DC-10 HANGAR (BUILDING)	9/1/2012	(4)	72,378	$1.2600	N/A	N/A	N/A	$1.2600	$7,599.69	$91,196.28	CPI OR 13%	$1.3730	$8,281.38	$99,376.59	$1.3730	$8,281.38	$99,376.59				CPI OR 13%
64			CONSTRUCTED ON PARCEL 18
65	19	07-0977	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	ENGINE SHOP	1/1/2007		418,016	$0.2673	$0.2673	$9,311.31	$111,735.68	$0.2673	$9,311.31	$111,735.68	CPI OR 13%	$0.2913	$10,146.53	$121,758.37	$0.2913	$10,146.53	$121,758.37				CPI OR 13%
66
67	20	07-0978	SUPPLEMENTAL 27	WEST SIDE OF TANG	3/1/2008		108,051	$0.1525	$0.1525	$1,373.15	$16,477.78	$0.1525	$1,373.15	$16,477.78	CPI OR 13%	$0.1662	$1,496.32	$17,955.83	$0.1662	$1,496.32	$17,955.83				CPI OR 13%
68
69	21	07-0979	SUPPLEMENTAL 7	DEMOCRAT VEHICLE PARKING	1/1/2007		1,812,363	$0.1525	$0.1906	$28,786.37	$345,436.39	$0.1906	$28,786.37	$345,436.39	CPI OR 13%	$0.2077	$31,368.50	$376,422.03	$0.2077	$31,368.50	$376,422.03				CPI OR 13%
70	22	07-0980	SUPPLEMENTAL 9	DEMOCRAT VEHICLE PARKING	1/1/2007		491,127	$0.1525	$0.1906	$7,800.73	$93,608.81	$0.1906	$7,800.73	$93,608.81	CPI OR 13%	$0.2077	$8,500.46	$102,005.52	$0.2077	$8,500.46	$102,005.52				CPI OR 13%
71
72	23	07-0981	N/A	TAXIWAY SIERRA	2/1/2009		248,711	$0.2400	$0.2400	$4,974.22	$59,690.64	$0.2400	$4,974.22	$59,690.64	CPI OR 13%	$0.2615	$5,420.41	$65,044.89	$0.2615	$5,420.41	$65,044.89				CPI OR 13%
73
74	24	07-0982	N/A	SORT FACILITY	9/1/2009	(5)	292,000	$1.2600	$1.2600	$30,660.00	$367,920.00	$1.2600	$30,660.00	$367,920.00	CPI OR 13%	$1.3730	$33,410.20	$400,922.42	$1.3730	$33,410.20	$400,922.42				CPI OR 13%
75
76	25	07-0983	N/A	DEMOCRAT PARKING AREA	12/15/11	(8)	36,128	$0.1906	N/A	N/A	N/A	$0.1906	$573.83	$6,885.99	CPI OR 13%	$0.2077	$625.31	$7,503.67	$0.2077	$625.31	$7,503.67				CPI OR 13%
77	26	07-0985	N/A	CORPORATE AVIATION HANGAR (BUILDING)	7/1/2014		35,070	$1.4238	N/A	N/A	N/A	N/A	N/A	N/A	CPI OR 13%	N/A	N/A	N/A	$1.4238	$4,161.06	$49,932.67				CPI OR 13%
78				CORPORATE AVIATION HANGAR (LAND)	7/1/2014		161,334	$0.0000	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A				N/A
79	27	07-0984	N/A	HANGAR 11 (BUILDING)	7/1/2014		58,265	$1.4238	N/A	N/A	N/A	N/A	N/A	N/A	CPI OR 13%	N/A	N/A	N/A	$1.4238	$6,913.14	$82,957.71				CPI OR 13%
80			N/A	HANGAR 12 (BUILDING)	7/1/2014		117,306	$1.4238	N/A	N/A	N/A	N/A	N/A	N/A	CPI OR 13%	N/A	N/A	N/A	$1.4238	$13,918.36	$167,020.28				CPI OR 13%
81				HANGARS 11 AND 12 (LAND)	7/1/2014		1,290,083	$0.0000	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A				N/A
82	28	07-0986	N/A	EAST GSE RAMP	7/1/2014	(10)	1,000,681	$0.1741	N/A	N/A	N/A	N/A	N/A	N/A	CPI OR 13%	N/A	N/A	N/A	$0.1741	$14,518.21	$174,218.56				CPI OR 13%
83	29		N/A	COLD CHAIN STORAGE (PARKING)	4/1/2016	(11)	29,174	$0.2077	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A				$0.2077	$504.95	$6,059.44	CPI OR 13%
84
85	Note 1:
86	(a) Hangar 26 has been removed from Parcel 2 and, effective July 1, 2009, rent for Parcel 2 has been reduced by $1,322.50 per month, $15,870.00 per year.															Totals	$781,847.02	$9,382,164.23		$819,394.03	$9,832,728.33	Totals	$819,898.98	$9,838,787.77
87

(b) As of December 14, 2010, the date of Tenant’s beneficial occupancy of the Replacement Hangar, as defined in the Third Amendment to the Composite Lease Agreement, the annual rent will be reduced by $44,246.00 ($3,687.17 monthly). The rent rate for the 35,000 square foot Replacement Hangar will be $0.1906.

88	(c) As of December 14, 2010, the date of Tenant’s benefical occupancy of renovated Hangars 24, 25 and 27, the combined annual rent for these Hangars will be reduced by $23,458.05 (30% of $78,193.49).
89

Note 2: In accordance with the Second Amendment to the Composite Lease Agreement, Parcel 10 will not be part of the demised premises between May 1, 2010, and December 31, 2011, and no rent will be payable with respect to that Parcel during that time period.

Exhibit A
April 1, 2016
								1										Seventh Amendment to Composite Lease Agreement

	A	B	C	D	F	G	H	P	Q	R	S	T	U	V	W	X	Y	Z	AA	AB	AC	AD	AE	AF	AG
1	EXHIBIT A to the Composite Lease Agreement as amended by the Sixth Amendment dated July 1, 2014
2
3		FEDEX					EFFECTIVE	2011	2012					2013				2014			2015-17			2018
4	PARCEL	LEASE			EFFECTIVE	SQUARE	DATE	EFFECTIVE DECEMBER 2011	EFFECTIVE SEPTEMBER 2012					EFFECTIVE July 1, 2013				EFFECTIVE July 1, 2014			Effective April 1, 2015- December 31, 2017			EFFECTIVE July 1, 2018
5	NUMBER	NUMBER	SUPPLEMENTAL	USE OR LOCATION	DATE	FEET	RATE	RATES	MONTHLY	ANNUAL	RATES	MONTHLY	ANNUAL	ESCALATION (3)	RATES	MONTHLY	ANNUAL	RATES	MONTHLY	ANNUAL	RATES	MONTHLY	ANNUAL	ESCALATION (3)
90	Note 3: Refer to Section 2.03(a)(i) of the Composite Lease Agreement for a further description of the rent adjustment summarized in this column.
91	Note 4: The Effective Date is subject to the operation and effect of Section 1.04(b) of the Composite Lease Agreement. When the Effective Date occurs, the rent for Parcel 18A will be calculated based upon a rental rate of $1.26 per square foot of building footprint area.
92	Note 5: The Effective Date is subject to the operation and effect of Section 1.04(b) of the Composite Lease Agreement. When the Effective Date occurs, the rent for Parcel 24 will be calculated based upon a rental rate of $1.26 per square foot of building footprint area.
93	Note 6: For Parcels 6, 7, and 8, the monthly rent for each is an amount previously agreed upon by the Parties, and is not calculated on any applicable current rate.
94	Note 7: Section 2.03(a)(i) of the Composite Lease Agreement will govern the escalation of the rent for Parcel 6 beginning July 1, 2018.
95	Note 8: In accordance with the terms of the 4th Amendment to the Composite Lease, rent for Parcel 25 began to accrue March 1, 2012 at the rate of $0.1906
96	Note 9: In accordance with the terms of the 5th Amendment to the Composite Lease, rent for the unimproved property that the 5th Amendment adds to Parcels 2 and 3 will begin to accrue on November 1, 2013 at the July 1, 2013 rental rate for unimproved property. (See Notes 3 and 7)
97	Note 10: Rate agreed upon by the parties and as defined in the 6th Amendment to the Composite Lease
98	Note 11: Parcel 29 adds the lot used for Cold Chain Storage Parking effective April 1, 2015 and should be added.
99	RATE & RATE ESCALATION	CURRENT RATES	7/1/2013
100	IMPROVED GROUND		$0.2383	$0.2597
101
102	UNIMPROVED GROUND		$0.1906	$0.2077
103
104